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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the use in this Prospectus Supplement, which supplements the Registration Statement on Form S-3 no. 333-73606, of our report dated May 19, 2003, relating to the balance sheet of AmeriCredit Automobile Receivables Trust 2003-B-X, which appears in such Prospectus Supplement. We also consent to the reference to us under the heading "Experts" in such Prospectus Supplement.

/s/ PricewaterhouseCoopers LLP

Fort Worth, Texas
May 22, 2003

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS